UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Sanmina Corporation

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on March 15, 2021.

SANMINA CORPORATION

SANMINA CORPORATION
INVESTOR RELATIONS
30 E. PLUMERIA DRIVE
SAN JOSE, CALIFORNIA 95134

Meeting Information
Meeting Type:	Annual Meeting
For holders as of:	January 21, 2021
Date: March 15, 2021 Time: 11:00 AM PDT
Location:	Meeting live via the Internet-please visit
www.virtualshareholdermeeting.com/SANM2021.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/SANM2021 and be sure to have the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page).

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT           ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before March 1, 2021 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

During The Meeting:

Go to www.virtualshareholdermeeting.com/SANM2021. Have the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends you vote FOR the following:

1.	Election of directors:

	1a.	Eugene A. Delaney

	1b.	John P. Goldsberry

	1c.	Rita S. Lane

	1d.	Joseph G. Licata, Jr.

	1e.	Krish Prabhu

	1f.	Mario M. Rosati

	1g.	Jure Sola

	1h.	Jackie M. Ward

The Board of Directors recommends you vote FOR proposals 2, 3 and 4:

2.	Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Sanmina Corporation for its fiscal year ending October 2, 2021:

3.	Proposal to approve, on an advisory (non-binding) basis, the compensation of Sanmina Corporation’s named executive officers, as disclosed in the Proxy Statement for the 2021 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the other related disclosure:

4.	Proposal to approve the reservation of an additional 1,400,000 shares of common stock for issuance under the 2019 Equity Incentive Plan of Sanmina Corporation:

And, in their discretion, upon such other matter or matters which may properly come before the meeting or any adjournment or postponement thereof.